

Man Shing Agricultural Holdings, Inc.

Investment Highlights

Investment Highlights

- Largest ginger exporter in China, which situated in Shandong province, a place traditionally produces the highest quality of ginger.
- The company expects strong annual net profit growth over the next five years with significant cash flow generated from exports.
- Both farmland and processing factory are OCIA, JAS and BRC certified.
- Benefit from Government policies and tax exemption: Chinese Government policy is currently encouraging agricultural industry development with a tax exemption incentive since 2009. The export and domestic sale VAT refund rate for agriculture products is 100%.
- Does not require large R and D expenses.

Index

Index


Section 1

Section 1

Company Overview

Company Overview

The company is primarily engaged in the farming and processing of frozen vegetables, (specifically ginger) with annual production of about 32,000 tons.





The sales revenue for 9 months up to March 2010 (Q3) was USD15 million with net income of USD4 million.

The sales revenue in FY ended Jun 2009 was USD11 million with net income of USD2.75 million.

Located in An Qiu City, Shandong Province, the largest Ginger producing region in China. "An Qiu Ginger" has 500 years of history. The Company rents over 4.8 million sq.m. of farmland, the largest of any producer.

Company Overview

- The ginger farm has been certified by Organic Crop Improvement Association ("OCIA") and meets Japan Agricultural Standard ("JAS") requirements for production of organic foods.





Production Process



Plant the ginger during April

Harvest during October



Store in thermostatic warehouse



Processing:
Wash away soil;
Size selection;
Peel; and
Frozen & Packed


Section 2

Section 2

Product

Use of Ginger

In Asia countries like China, Japan & Korea, Ginger is an essential ingredient in seasoning and main course.




TRS
GINGER POWDER
100g




Yutaka
寿司
がり
SUSHI
GINGER
寿司
がり



Quality Control Procedures



Step 1: Soil testing to avoid leaving chemical residue in the product

Step 2: Environment friendly fertilizing and debugging, without the use of chemical pesticide but physical prevention instead.





Step3: Randomly select 1 kg out of every batch of raw ginger for testing of any chemical residues.



Step 4: Randomly select 1% of raw ginger to ensure nothing is rotten or inappropriately size.

Step 5: Randomly select 2% of half-finished product to ensure their size and weight are in-line with customer's requirements



Step:6: Randomly select 1% of finished product for testing of quality and quantity.



Step 7: Testing of our electronic weights every 30 minutes to ensure they are working properly.



High Quality Standard

The ginger farm has been certified by Organic Crop Improvement Association ("OCIA") meet Japan Agricultural Standard ("JAS") requirements for production of organic foods.

OCIA International is one of the world's oldest, largest and most trusted leaders in the organic certification industry.

High Quality Standard



JAS
OCIA
生産行程管理者認定書
Farm Products Producer
Organic Certification

High Quality Standard



JAS
OCIA
有機農産物加工食品製造業者認定書
Processor/Manufacturer
Organic Certification

High Quality Standard

High Quality Standard


TESCO

Certificate

of Conformity

High Quality Standard


SGS

Weifang Xinsheng Food Co., Ltd

BRC Global Standard - Food

The Company's processing factory meets the requirements of BRC Global Food Standard and also conforms with food safety standards of TESCO, a number one UK supermarket chain store.


Section 3

Section 3

A Quick Look at the Market

Market Share and Growth Space

Top Ten Ginger Producers — 11 June 2008		
Country	Production (Tonnes)	Footnote
India	420,000	F
People's Republic of China	285,000	F
Indonesia	177,000	F
Nepal	158,905	
Nigeria	138,000	F
Bangladesh	57,000	F
Japan	42,000	F
Thailand	34,000	F
Philippines	28,000	F
Sri Lanka	8,270	
World	**1387445**	**A**

No symbol = official figure. F = FAO estimate. A = Aggregate(may include official, semi-official or estimates);

Source: Food And Agricultural Organization of United Nations: Economic And Social Department: The Statistical Division

- In 2007, China produced 285,000 tones of ginger, from which 150,000 tons are exported, around 10.8% of total trading volume in the World.
- The Company's annual production in 2008/09 was 26,000 tones, around **1/10 of the domestic production and 1/6 of the China export trading volume**. There is significant market share for the company to capture.

Historical Ginger Price and Uprising Market Trend

Historical Ginger Price:

Year 2007: US$500 – US$800 per ton

Year 2008 : US$800 – US$1,000 per ton

Year 2009 : US$1,000 – US$1,300 per ton

Uprising Market Trend:

Year 2010 : US$1,300 – US$1,500 per ton

Year 2011 : US$1,500 – US$1,700 per ton

Economic of Scale

The Company is one of the largest ginger producer in China.


farmland area(sq.m.)
4,800,000
5,000,000.00
4,500,000.00
4,000,000.00
3,500,000.00
3,000,000.00
2,500,000.00
2,000,000.00
1,133,900
600,300
1,000,500
533,600
-
Anqiu Food Export Trading Co., Ltd
Anqiu Dadi Food Co., Ltd
Weifang Xingsheng Food Co., Ltd
Anqiu Fuhua Food Co., Ltd
Anqiu Huanghe Food Co., Ltd

Customers

Products mainly for export



10%
Netherlands
7%
U.S.
48%
Japan
35%
UK
15
7
35
48
Market
% of revenue contribution

Customer Geographic segments:

We has established a long-term relationship with overseas customers and these customers will not risk sacrificing product safety and quality by shifting suppliers.

We have entered into medium-term (usually 3 to 5-month) sales contract with the majority of our customers.


Section 4

Section 4

A Quick Look at the Competitive Advantage & Growth Potential

Competitive Advantage

Sustainable market demands with no substitute:

- Ginger is used in cooking as both an ingredient and main course. It is also used for medical purposes, leading to stable, if not escalating demand.

Cost advantage:

- Low labor costs in China and a long term fixed-rental leasehold of farmland (until 2023) with local government enable us to achieve a cost advantage as well as to suppress other competitors' scale within the territory.

Economies of scale :

- Competitors in the region are small local processing enterprises with less than 1.5 million sq.m. of farmland. We have over 4.8 million sq.m. of farmland.

Favorable geographical environment:

- We are situated in An Qiu, Shandong province of China, a perfect place to grow sandy soil plants such as ginger.

High Quality differentiation:

- We focus on food safety and quality strategy. We positioned ourselves as the most trust-worthy export oriented company able to comply with the toughest import requirements of every single country.

Growth Strategy

Short-term opportunity:
Increase production capacity to satisfy customer's demand;

Long-term opportunity:
Make use of China's low labour and operating costs to increase market share;

Achieve higher market share by leasing more farmland. We aim are determined to be the largest exporter in China and is determined to capture over 50% of China's export market shares.

The market tend to prefer a more organic and healthy product. We therefore, is keen to increase our reputation by meeting the toughest customer's requirements and food safety standards in order to capture more market shares.

Short and long-term opportunities

Trends:

Growth objectives:

Growth Strategy



Section 5

Management Team

Management Team

Professional and energetic management team leads company towards sustainable development

President - Mr. Liu Shi Li (Age 42)

Mr. Liu has over 18 years of experience in agricultural industry. He began his career with Rulin Enterprises situated in Shandong province as deputy general manger before set up Weifang Xinsheng Food Co., Ltd in 1998.

Mr. Liu became Chairman and President of Man Shing Agricultural Holdings, Inc. in 2009.

CEO – Mr. Eddie Cheung (Age 40)

Mr. Cheung has over 15 years of experience in corporate finance and private equity investment. He began his career with PricewaterhouseCoopers Hong Kong in 1995 before he set-up his own consultancy business to provide financial related due diligence, investment and IPO advisory services for China enterprises.

Mr. Cheung became Chief Executive Officer of Man Shing Agricultural Holdings, Inc. in 2009.

Mr. Cheung graduated in 1994 from Cardiff Business School, University of Wales in the United Kingdom with a degree in Accounting.

CFO – Mr. Kenny Chow (Age 40)

Mr. Chow has over 15 years of experience including accounting, finance and company secretarial services in companies listed in the Stock Exchange of Hong Kong after he has finished his career with PricewaterhouseCoopers Hong Kong.

Mr. Chow became Chief Finance Officer of Man Shing Agricultural Holdings, Inc. in 2009.

Mr. Chow is a qualified accountant and obtained his Master of Corporate Governance degree from The Hong Kong Polytechnic University in Hong Kong. He obtained his Bachelor of Commerce Degree from The Australian National University in Australia.


Thank You !

Man Shing Agriculture Holdings, Inc.